WealthBuilder Growth Balanced Portfolio

Ticker: WBGBX

Summary Prospectus

October 1, 2013

Link to Prospectus	Link to SAI

Before you invest, you may want to review the Portfolio's prospectus, which contains more information about the Portfolio and its risks. You can find the Portfolio's prospectus and other information about the Portfolio online at wellsfargoadvantagefunds.com/reports. You can also get information at no cost by calling 1-800-222-8222, or by sending an email request to wfaf@wellsfargo.com. The current prospectus ("Prospectus") and statement of additional information ("SAI"), dated October 1, 2013, are incorporated by reference into this summary prospectus. The Portfolio's SAI may be obtained, free of charge, in the same manner as the Prospectus.

Investment Objective

The Portfolio seeks a combination of capital appreciation and current income.

Fees and Expenses

These tables are intended to help you understand the various costs and expenses you will pay if you buy and hold shares of the Portfolio. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $250,000 in the aggregate in specified classes of certain Wells Fargo Advantage Funds®. More information about these and other discounts is available from your financial professional and in "Reductions and Waivers of Sales Charges" on page 54 of the Prospectus and "Additional Purchase and Redemption Information" on page 48 of the Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	1.50%
Maximum deferred sales charge (load) (as a percentage of offering price)	None[1]
1.	Investments of $1 million or more are not subject to a front-end sales charge but generally will be subject to a deferred sales charge of 1.00% if redeemed within one year from the date of purchase.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.20%
Distribution (12b-1) Fees	0.75%
Other Expenses	0.59%
Acquired Fund Fees and Expenses	0.68%
Total Annual Fund Operating Expenses[1]	2.22%
Fee Waivers	0.04%
Total Annual Fund Operating Expenses After Fee Waiver1,[2]	2.18%
1.	The expense ratio shown does not correlate to the corresponding expense ratio shown in the Financial Highlights, which reflects only the operating expenses of the Portfolio and does not include any acquired fund fees and expenses.
2.	The Adviser has committed through September 30, 2014, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund's Total Annual Fund Operating Expenses After Fee Waiver at 1.50% for the Portfolio. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the cap. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Example of Expenses

The example below is intended to help you compare the costs of investing in the Portfolio with the costs of investing in other mutual funds. The example assumes a $10,000 initial investment, 5% annual total return, and that operating expenses remain the same as in the tables above. The example also assumes that the Total Annual Portfolio Operating Expenses After Fee Waiver shown above will only be in place for the length of the current waiver commitment. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

After:
1 Year	$368
3 Years	$830
5 Years	$1,318
10 Years	$2,663

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Portfolio shares are held in a taxable account. These costs, which are not reflected in annual portfolio operating expenses or in the example, affect the Portfolio's performance. During the most recent fiscal year, the Portfolio's portfolio turnover rate was 117% of the average value of its portfolio.

Principal Investment Strategies

The Portfolio is a fund-of-funds that invests in various affiliated mutual funds, unaffiliated mutual funds, and exchange-traded funds ("Underlying Funds") to pursue its investment objective. We seek to achieve the Portfolio's investment objective by allocating up to 70% of its assets to stock funds, up to 40% of its assets to bond funds and up to 20% of its assets to alternative investment strategy funds.

The Portfolio's "neutral" target allocation is as follows:

  60% of the Portfolio's total assets in stock funds;

    30% of the Portfolio's total assets in bond funds; and

      10% of the Portfolio's total assets in alternative-style funds.

    We may adjust the Portfolio's target allocation throughout the year. The Portfolio's broad diversification helps to reduce the overall impact of any one asset class underperforming, but may also limit upside potential.

    The Portfolio is a diversified investment, consisting of stock, bond, alternative investment strategy funds, with an emphasis on stocks. Stock holdings are diversified across a wide range of stock fund styles, including large company, small company and international. Bond holdings are diversified across a wide range of bond fund styles that consist of short- to long-term income-producing securities, including U.S. Government obligations, corporate bonds, below investment- grade bonds, inflation-protected bonds, and foreign issues. Alternative investment holdings are allocated across funds that use alternative investment strategies, which may include, but are not limited to, investing in or having exposure to commodities, real estate, foreign currency, natural resources, precious metals and other non-traditional investments, or following managed futures, merger arbitrage, global multi-asset, long-short, market neutral, or other tactical investment strategies. An Underlying Fund that is considered an "alternative-style fund" may hold equity and/or fixed income securities as part of its underlying portfolio holdings. We consider the Underlying Fund's overall strategy in determining whether it is an "alternative-style fund" for purposes of making investments consistent with the Portfolio's target allocation.

    We employ both quantitative analysis and qualitative judgments in making tactical allocations among various Underlying Funds. Quantitative analysis involves the use of proprietary asset allocation models, which employ various valuation techniques. Qualitative judgments are made based on assessments of a number of factors, including economic conditions, corporate earnings, monetary policy, market valuations, investor sentiment, and market technicals. Changes to effective allocations in the Portfolio may be implemented with index futures contracts or by buying and selling Underlying Funds, or both.

    Principal Investment Risks

    An investment in the Portfolio may lose money, is not a deposit of Wells Fargo Bank, N.A. or its affiliates, is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency, and is primarily subject to the risks briefly summarized below.

    Alternative Investment Risk. Alternative investment strategies, which may include, but are not limited to, investing in or having exposure to real estate, commodities (including precious metals), foreign currency, natural resources and other nontraditional investments, or following managed futures, merger arbitrage, global multi-asset, long-short, market neutral, or other tactical investment strategies, may involve complex securities transactions and extensive short positions and/or focus on narrow segments of the market, which may increase and/or magnify the overall risks and volatility associated with the strategies.

    Counter-Party Risk. A Fund may incur a loss if the other party to an investment contract, such as a derivative or a repurchase or reverse repurchase agreement, fails to fulfill its contractual obligation to the Fund.

    Debt Securities Risk. The issuer of a debt security may fail to pay interest or principal when due, and the value of a debt security may decline if an issuer defaults or if its credit quality deteriorates. Changes in market interest rates may reduce the value of debt securities or reduce the Fund's returns.

    Derivatives Risk. The use of derivatives such as futures, options and swap agreements, can lead to losses, including those magnified by leverage, particularly when derivatives are used to enhance return rather than offset risk.

    Emerging Markets Risk. Foreign investment risks are typically greater for securities in emerging markets, which can be more vulnerable to recessions, currency volatility, inflation and market failure.

    Foreign Currency Transactions Risk. Foreign securities are often denominated in foreign currencies. As a result, the value of a Fund's shares is affected by changes in exchange rates. Use of hedging techniques cannot protect against exchange rate risk perfectly. If the Fund's adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

    Foreign Investment Risk. Foreign investments face the potential of heightened illiquidity, greater price volatility and adverse effects of political, regulatory, tax, currency, economic or other macroeconomic developments.

    Futures Risk. Because the futures utilized by a Fund are standardized and exchange-traded, where the exchange serves as the ultimate counterparty for all contracts, the primary credit risk on futures contracts is the creditworthiness of the exchange itself. Futures are also subject to market risk, interest rate risk (in the case of futures contracts relating to income producing securities) and index tracking risk (in the case of stock index futures).

    Growth Style Investment Risk. Growth stocks may be more expensive relative to the values of other stocks and carry potential for significant volatility and loss.

    High Yield Securities Risk. High yield securities, i.e. "junk bonds," are debt securities that are rated below investment-grade, are unrated and deemed by us to be below investment-grade, or are in default at the time of purchase. These securities are considered speculative by major credit rating agencies, have a much greater risk of default or of not returning principal and tend to be more volatile and less liquid than higher-rated securities of similar maturity.

    Inflation-Protected Debt Securities Risk. Inflation-protected debt securities are structured to provide protection against the negative effects of inflation. The value of inflation-protected debt securities is expected to change in response to changes in real interest rates. Generally, the value of an inflation-protected debt security will fall when real interest rates rise and inversely, rise when real interest rates fall.

    Issuer Risk. The value of a security may decline because of adverse events or circumstances that directly relate to conditions at the issuer or any entity providing it credit or liquidity support.

    Large Shareholder Risk. If a large shareholder in an Underlying Fund sells shares of the Underlying Fund, the Underlying Fund's performance may be adversely affected.

    Leverage Risk. Leverage created by borrowing or certain investments, such as derivatives and reverse repurchase agreements, can diminish the Fund's performance and increase the volatility of the Fund's net asset value.

    Liquidity Risk. A security may not be able to be sold at the time desired or without adversely affecting the price.

    Management Risk. Investment decisions made by a Fund's adviser in seeking to achieve the Fund's investment objective may not produce the returns expected by the adviser, may cause the securities held by the Fund and, in turn, the Fund's shares to lose value or may cause the Fund to underperform other funds with similar investment objectives.

    Market Risk. The market price of securities owned by the Fund may rapidly or unpredictably decline due to factors affecting securities markets generally or particular industries.

    Mortgage- and Asset-Backed Securities Risk. Mortgage- and asset-backed securities may decline in value when defaults on the underlying mortgage or assets occur and may exhibit additional volatility in periods of changing interest rates. When interest rates decline, the prepayment of mortgages or assets underlying such securities may require the Fund to reinvest such prepaid funds at lower prevailing interest rates, resulting in reduced returns.

    Regulatory Risk. Changes in government regulations may adversely affect the value of a security. An insufficiently regulated industry or market might also permit inappropriate practices that adversely affect an investment.

    Smaller Company Securities Risk. Securities of companies with smaller market capitalizations tend to be more volatile and less liquid than larger company stocks.

    Underlying Funds Risk. The risks associated with the Fund include the risks related to each Underlying Fund in which the Fund invests.

    U.S. Government Obligations Risk. U.S. Government obligations may be adversely affected by changes in interest rates, a default by, or decline in the credit quality of, the U.S. Government, and may not be backed by the full faith and credit of the U.S. Government.

    Value Style Investment Risk. Value stocks may lose value and may be subject to prolonged depressed valuations.

    Performance

    The following information provides some indication of the risks of investing in the Portfolio by showing changes in the Portfolio's performance from year to year. The Portfolio's average annual total returns are compared to the performance of one or more indices. Past performance before and after taxes is no guarantee of future results. Current month-end performance is available on the Portfolio's Web site at wellsfargoadvantagefunds.com.

    Calendar Year Total Returns as of 12/31 each year
    (Returns do not reflect sales charges and would be lower if they did)

Highest Quarter: 2nd Quarter 2009	+18.29%
Lowest Quarter: 4th Quarter 2008	-22.37%
Year-to-date total return as of 6/30/2013 is +6.64%

Average Annual Total Returns for the periods ended 12/31/2012
	Inception Date of Share Class	1 Year	5 Year	10 Year
Growth Balanced Portfolio (before taxes)	10/1/1997	11.47%	-0.09%	5.47%
Growth Balanced Portfolio (after taxes on distributions)	10/1/1997	11.38%	-0.52%	4.73%
Growth Balanced Portfolio (after taxes on distributions and the sale of Fund Shares)	10/1/1997	7.45%	-0.34%	4.43%
WealthBuilder Growth Balanced Composite Index (reflects no deduction for fees, expenses, or taxes)[1]		11.72%	3.27%	7.44%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)[1]		16.00%	1.66%	7.10%
Barclays U.S. Aggregate Bond Index (reflects no deduction for fees, expenses, or taxes)[1]		4.21%	5.95%	5.18%
Russell 3000® Index (reflects no deduction for fees, expenses, or taxes)[1]		16.42%	2.04%	7.68%
MSCI ACWI Index ex USA (Net) (reflects no deduction for fees, expenses, or taxes)[1]		16.38%	-2.89%	9.74%
1.	The Portfolio has changed its benchmarks from the S&P 500 Index and the Barclays U.S. Aggregate Bond Index to the Russell 3000® Index, the MSCI ACWI Index ex U.S. and the Barclays U.S. Aggregate Bond Index. The composition of the Portfolio's blended composite index has also changed from the S&P 500 Index (65%) and Barclays U.S. Aggregate Bond Index (35%) to the Russell 3000® Index (42%), the MSCI ACWI Index ex U.S. (18%) and the Barclays U.S. Aggregate Bond Index (40%). We believe the new benchmarks are more similar to the characteristics of the Portfolio in light of the recent changes to the Portfolio's investment strategies.

    After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state, local or foreign taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and after-tax returns shown are not relevant to tax-exempt investors or investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) Plans or Individual Retirement Accounts.

    Portfolio Management

Adviser	Sub-Adviser	Portfolio Manager, Title/Managed Since
Wells Fargo Funds Management, LLC	Wells Capital Management Incorporated	Kandarp R. Acharya, CFA, FRM, Portfolio Manager / 2013 Christian L. Chan, CFA, Portfolio Manager / 2013

    Purchase and Sale of Fund Shares

    In general, you can buy or sell shares of a Portfolio by mail, internet, phone or wire on any day the New York Stock Exchange is open for regular trading. You also may buy and sell shares through a financial professional.

Minimum Investments	To Place Orders or Redeem Shares

    Minimum Initial Investment
    Regular Accounts: $1,000
    IRAs, IRA Rollovers, Roth IRAs: $250
    UGMA/UTMA Accounts: $50
    Employer Sponsored Retirement Plans: No Minimum

    Minimum Additional Investment
    Regular Accounts, IRAs, IRA Rollovers, Roth IRAs: $100
    UGMA/UTMA Accounts: $50
    Employer Sponsored Retirement Plans: No Minimum

Mail: Wells Fargo Advantage Funds P.O. Box 8266 Boston, MA 02266-8266 Internet: wellsfargoadvantagefunds.com Phone or Wire: 1-800-222-8222 Contact your financial professional.

    Tax Information

    Any distributions you receive from a Portfolio may be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax advantaged investment plan. However, subsequent withdrawals from such a tax advantaged investment plan may be subject to federal income tax. You should consult your tax adviser about your specific tax situation.

    Payments to Broker-Dealers and Other Financial Intermediaries

    If you purchase a Portfolio through a broker-dealer or other financial intermediary (such as a bank), the Portfolio and its related companies may pay the intermediary for the sale of Portfolio shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Portfolio over another investment. Consult your salesperson or visit your financial intermediary's Web site for more information.

Link to Prospectus	Link to SAI